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                                          Exhibit 99.4


                           LOCK-UP AGREEMENT

LOCK-UP AGREEMENT (the "Lock-Up Agreement") dated May 18, 1998
(the "Closing Date"), by and among the persons named on Schedule A hereto, such persons being the principal shareholder of Pivot Technologies, Inc. (individually the "Shareholder" and collectively the "Shareholders") and Micros-to-Mainframes, Inc., a New York Corporation ("MTM").

                           W I T N E S S E T H:

        WHEREAS, MTM , Pivot Technologies, Inc. ("Pivot") and the Shareholders have entered into a Stock Purchase and Option Agreement ("Option Agreement") dated May 15, 1998 pursuant to which, among other things, MTM purchased a 19.9% interest in Pivot and an option to cause Pivot to merge into a wholly-owned subsidiary of MTM (the "Merger") and the conversion and exchange of Pivot capital shares into shares of MTM Common Stock, warrants and cash;

       WHEREAS, pursuant to Section 5.16 of the Option Agreement, the Shareholders have agreed to enter into a Lock-up Agreement pursuant to which the Shareholders, on behalf of themselves and their Permitted Transferees, as defined below, assuming the Merger is consummated, will not sell, transfer or otherwise dispose of the MTM Common Stock except as set forth in this Lock-Up Agreement; and

        WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Option Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the terms, conditions and mutual covenants appearing in this Lock-Up
Agreement, the parties hereto hereby agree as follows:

        Section 1.      (A)     (i) Subject to Section 5 below, each
Shareholder hereby agrees that, during the period (the "No-Sale Period") commencing on the Effective Date of the Merger and ending three (3) years thereafter, he will not offer, sell, transfer or otherwise dispose of the MTM Common Stock received in the Merger (the "Shares") without the prior written consent of MTM, provided, however, that 25% of such Shares shall, subject to Sections 1(A)(iii) and (iv) below, be released from this Lock-up Agreement on the first anniversary of the Merger, an additional 50% of the Shares initially locked-up pursuant to this Lock-up Agreement shall be released on the second anniversary of the Merger and the balance shall be received on the third anniversary of the Merger.

             (ii) Notwithstanding anything contained in subsection (A)(i) of this Section 1, a Shareholder may transfer shares of MTM during the period such shares are subject to this Lock-up Agreement (a) to any member of his Family, as defined below; (b) from a member of the Family of a Shareholder to another member of the Family of that Shareholder or to that Shareholder (including but not limited to transfers among trusts complying herewith); (c) to the personal representative of a Shareholder or Permitted Transferee hereunder who is deceased or adjudicated incompetent; and (d) by the personal representative of a Shareholder or Permitted Transferee who is deceased or adjudicated incompetent to any member of said Shareholder's or permitted transferee's Family (any such transferee is hereinafter referred to as a "Permitted Transferee"). Any Shares transferred pursuant to this subparagraph (ii) shall continue to be subject thereafter to this Lock-up Agreement. Family shall mean a spouse or descendant, ancestor or sibling (in all cases lineal or adopted) of a Shareholder, or a spouse of a descendant, ancestor or sibling of a
 Shareholder, or a trustee of a trust or custodian of a custodianship primarily for the benefit of one or more of the foregoing and/or such Shareholder.

              (iii) Each Shareholder and his Permitted
Transferee, if any, agrees that in the event he wishes to sell, transfer or otherwise dispose of his Shares released from the provisions of (i) above to a person who is not a Permitted Transferee, the Shareholder shall first offer MTM in writing the right to redeem such shares at the greater of the closing price on the exchange it is then traded for the MTM Common Stock as at the date of the notice or the acceptance by MTM. MTM shall have five
(5) business days to accept such offer ("Acceptance Period"). Acceptance of such offer must be delivered to the offering Shareholder or Permitted Transferee within such time period if such person is easily accessible or if not, by mailing notice thereof to such person . If MTM elects to accept such offer, the closing thereon shall be within (5) business days of such acceptance. If MTM does not exercise its right of first offer, the Shareholder or Permitted Transferee making such offer shall have sixty (60) days after the end of the Acceptance Period to sell same. To the extent the Shares offered for sale pursuant to the right of first offer are not sold by the end of the aforementioned sixty (60) day period, the Shareholder or Permitted Transferee must start the process again with respect to such unsold Shares.

                (iv) In no event will any Shareholder or
Permitted Transferee sell any Shares in violation of Rule 144 or
145 of the securities Act of 1933, as amended.
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                (B)     The Shareholder acknowledges that the breach
or impending violation of any of the provisions of this Lock-Up Agreement may cause irreparable damage to MTM for which remedies at law would be inadequate. The Shareholder further acknowledges that the provisions set forth herein are essential terms and conditions of the Option Agreement, the Merger Agreement, and this Lock-Up Agreement. Each Shareholder therefore agrees that MTM shall be entitled to a decree or order by any court of competent jurisdiction enjoining such impending or actual violation of any of such provisions. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of any such provision by the Shareholder, and the Shareholder and MTM hereby consent to the jurisdiction of any such court of competent jurisdiction, state or federal, sitting in the State of New York, and the Shareholder authorizes the entry on its behalf of any required appearance for such purpose. If any portion of this
Section 1 is adjudicated to be invalid or unenforceable, this
Section 1 shall be deemed amended to delete therefrom the portion so adjudicated, such deletion to apply only with respect to the operation of this Section 1 in the jurisdiction in which such adjudication is made.

       Section 2. Subject to Section 5 hereunder, this Lock-Up Agreement shall inure to the benefit of and be binding upon MTM, its successors and assigns, and upon the Shareholder, the Shareholders, the Shareholders' respective heirs, executors, administrators, legatees and legal representatives and other
Permitted Transferees.


       Section 3. Should any part of this Lock-Up Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Lock-Up Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Lock-Up Agreement without including therein any portion which may for any reason be declared invalid.

        Section 4. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State without application of the principles of conflicts of laws of such
State.
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        Section 5.      This Lock-Up Agreement and all rights hereunder
are personal to the parties and shall not be assignable by MTM without the Shareholder's written consent or by the Shareholder, except as provided in Section 1(A)(ii) with respect to Permitted Transferees, without MTM's written consent, and any purported assignment in violation hereof shall be null and void.
Notwithstanding anything contained herein which may be to the contrary, a transfer to a Permitted Transferee shall only be permitted if the Permitted Transferee executes a Lock-Up Agreement in substantially the form of this Lock-Up Agreement.

         Section 6. (A) All notices, requests, consents, and demands by the parties hereunder shall be delivered by fax, by hand, by recognized national overnight courier or by deposit in the United States Mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the address set forth below:
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                 (i) If to Shareholder:



                  Fax:

with a copy to:

                  Frank J. Marco, Esq.
                  Shipman & Goodwin LLP
                  One American Row
                  Hartford, CT 06103
                  Fax: (860) 251-5900

                  (ii) If to MTM:

                 Steven Rothman, President
                 Micros-To-Mainframes, Inc.
                 614 Corporate Way
                 Valley Cottage, New York  10989
                 Fax: (914) 267-3785

with a copy to:

                 Jack Becker, Esq.
                 Snow Becker Krauss P.C.
                 605 Third Avenue
                 New York, New York  10158-0125
                 Fax: (212) 949-7052

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                 (B)     Notices given by mail shall be deemed
effective on the earlier of the date shown on the proof of receipt of such mail or, unless the recipient proves that the notice was received later or not received, three (3) days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Any party hereto may change the address specified herein by written notice to the other parties hereto.

        Section 7. The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect.
 No waiver of any term or any condition of this Lock-Up Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

        IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement as of the day and year first written above.

                                       MICROS-TO-MAINFRAMES, INC.



                                       By: \s\ Steven Rothman



SHAREHOLDER:

\s\ Anthony Travaglini
         Name

\s\ Alan McCabe
         Name

\s\ Robert Cann
         Name

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                         SCHEDULE A

Anthony Travaglini
614 Corporate Way
Valley Cottage, NY 10989

Robert Cann
614 Corporate Way
Valley Cottage, NY 10989

Alan McCabe
614 Corporate Way
Valley Cottage, NY 10989